Harbor Human Capital Factor US Large Cap ETF

HAPI

Summary Prospectus – March 1, 2025 (as amended August 1, 2025)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2025, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Large Cap Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing investment approach designed to track the performance of the Index. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index consists of a modified market capitalization-weighted portfolio of equity securities of approximately 150 U.S. companies identified by Irrational Capital LLC (“Irrational Capital”) as those it believes to possess strong corporate culture based on its proprietary scoring methodology. The Index was developed by the Canadian Imperial Bank of Commerce (“CIBC”).
Irrational Capital calculates Human Capital Factor scores based on a proprietary, rules-based scoring methodology it developed by leveraging its research in behavioral science, data science and human capital. The scoring methodology seeks to quantitatively measure the contribution of a company’s corporate culture to its financial performance. Irrational Capital calculates Human Capital Factor scores based on a combination of multiple characteristics, such as
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Employee engagement and motivation
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Trust and transparency
■
Point of view diversity
■
Compensation fairness
The significance of each characteristic to the calculation of the Human Capital Factor scores varies at the time of each calculation based on the most recent data obtained by Irrational Capital. Irrational Capital expects to continue to refine its proprietary methods over time.
Constituents of the Solactive GBS United States 500 Index, which intends to track the performance of the largest 500 companies from the U.S. stock market (the “index universe”), at the time of Index reconstitution are eligible for inclusion in the Index. Each company in the index universe that is also identified by Irrational Capital on its list of high-scoring companies (based on the most current scores as of each reconstitution) will be included in the Index. Index constituents in the same sector are weighted based on their float-adjusted market capitalizations, subject to certain caps on individual stock weights. On reconstitution dates, the Index will target the same sector weights as the index universe. If after the Index’s weighting and capping rules are applied, a sector’s weight in the Index would be less than its weight in the index universe, the Index will include exchange-traded funds that invest specifically in the stocks and securities of the corresponding sector (known as sector ETFs), or such other sector proxy as the CIBC may determine, to fill the remaining weight and ensure sector neutrality as compared with the index universe on the reconstitution date.
The Index has been created and licensed to Harbor Capital Advisors, Inc. (the “Advisor or “Harbor Capital”) by the CIBC and is

Summary Prospectus
Harbor Human Capital Factor US Large Cap ETF

calculated, published and distributed by Solactive AG (“Solactive”). The Index is comprised of equity securities traded on U.S. public securities exchanges as well as sector ETFs. The Fund may purchase American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may concentrate its investments in a particular sector, industry or group of industries from time to time to the extent that the Index concentrates in a sector, industry or group of industries. As of the date of this Prospectus, the Index is concentrated in, and therefore the Fund has significant exposure to, the information technology sector. Under normal circumstances, the Index is reconstituted annually.
The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index (including shares of sector ETFs included in the Index) in approximately the same proportion as represented in the Index itself. There also may be instances in which the Advisor may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Advisor believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first eight risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain securities included in the Index  or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  The Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities. Unusual market conditions or other unforeseen circumstances (such as natural disasters, pandemics, political unrest or war) may impact the Index Provider and could cause the Index Provider to change the rebalance schedule of the Index. This could cause the Index to vary from its normal or expected composition. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Index Construction Risk: The Index Provider selects companies for the Index based on a proprietary methodology. The theories upon which the Index Provider bases the Index and/or Irrational Capital bases the methodology used in scoring companies for the Index may be unsound. The Index Provider and Irrational Capital rely on third-party data they believe to be reliable in constructing the Index and scoring companies, but neither guarantees the accuracy or availability of any such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Companies will be excluded from the Index if sufficient data is not available to produce a score,

Summary Prospectus
Harbor Human Capital Factor US Large Cap ETF

which may result in the exclusion of companies that could otherwise be considered to have strong corporate culture. The Index Provider’s assessment of a company may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide exposure to strong corporate culture. The use of sector ETFs or other sector proxies to maintain sector neutrality may result in indirect exposure to companies that do not have strong corporate culture and would not otherwise be included in the Index.
Data Risk: The Index Provider relies heavily on information and data provided by third-parties, including the list of high scoring companies provided by Irrational Capital and used to select companies for the Index. Such third-party data includes information derived from survey data. There is no guarantee that survey data will be accurate, complete or representative of a company’s status with respect to its corporate culture. Survey data may be subject to certain biases, including response bias and non-response bias. Furthermore, information derived from survey data may not reflect the most current status of a company, and a company’s financial results may deteriorate prior to a corresponding decline in survey data results. Because the Index is reconstituted only annually, there could be a significant delay before a company’s current status is reflected in the Index. If survey data is unreliable or outdated, the Index may not be successful in providing the specified exposure.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Concentration Risk: Concentration in a particular industry or group of industries or significant investment in a particular sector will subject the Fund to the risk that economic, political or other conditions that have a negative effect on that sector, industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. In addition to these risks, a sector ETF may fail to accurately track the market segment or index that underlies its investment objective and the market price of the underlying ETF’s shares may trade at a premium or a discount to their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.

Summary Prospectus
Harbor Human Capital Factor US Large Cap ETF

Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders, including authorized participants (“APs”),  may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.34%	Q1 2024
Worst Quarter	-1.88%	Q3 2023
Average Annual Total Returns — As of December 31, 2024

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Human Capital Factor US Large Cap ETF
Before Taxes	27.48%	N/A	N/A	30.71%	10/12/2022
After Taxes on Distributions	27.42%	N/A	N/A	30.46%
After Taxes on Distributions and Sale of Fund Shares	16.32%	N/A	N/A	24.19%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	25.02%	N/A	N/A	27.03%
Human Capital Factor Large Cap Index^^	27.91%	N/A	N/A	31.12%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Senior Vice President and Head of ETFs, Markets and Trading at Harbor Capital, has managed the Fund since 2022.
Elizabeth Despain, Associate Index Portfolio Manager at Harbor Capital, has managed the Fund since March 2025.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2022.

Summary Prospectus
Harbor Human Capital Factor US Large Cap ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR HUMAN CAPITAL FACTOR US LARGE CAP ETF
March 1, 2025 (as amended August 1, 2025)
Exchange	Ticker

NYSE Arca, Inc.	HAPI

ETF.SP.HAPI.0825

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302